UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 9, 2009

AMERICAN COMMUNITY PROPERTIES TRUST
(Exact name of Registrant as specified in its charter)

[Missing Graphic Reference]

Maryland	1-14369	52-2058165
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 Smallwood Village Center

St. Charles, Maryland 20602

(Address of principal executive offices) (Zip code)

(301) 843-8600
(Registrant’s telephone number including area code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 9, 2009, American Community Properties Trust, (the "Company"), entered into a Restricted Share Award Agreement with Stephen K. Griessel, Company's Chief Executive Officer.  The agreement sets forth the terms of the Company's previously announced grant of 363,743 restricted common shares of the Company, which grant was required under the Amended and Restated Employment Agreement, dated May 14, 2009, by and among the Company, American Rental Management Company, and Mr. Griessel.  A copy of the Restricted Share Award Agreement is attached hereto as Exhibit 99.1.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

99.1         Restricted Share Award Agreement, dated as of September 9, 2009, among American Community Properties Trust and Stephen K. Griessel

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN COMMUNITY PROPERTIES TRUST
Date: September 16, 2009	By: /s/ Matthew M. Martin Matthew M. Martin Chief Financial Officer